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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 27, 1999 included in CareInsite, Inc.'s Form 10-K for the fiscal year ended June 30, 1999 and to all references to our Firm included in this registration statement.


                                                  /s/ ARTHUR ANDERSEN LLP



Roseland, New Jersey
July 26, 2000